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                                                                    EXHIBIT 10.4

                             1998 STOCK OPTION PLAN

                         FOR TRINITY CAPITAL CORPORATION

1.    PURPOSE.   The purpose of this Plan is to advance the interests of Trinity
Capital Corporation ("Company") by providing an additional incentive to attract and retain select qualified and competent employees upon whose efforts and judgment the success of the Company and its Subsidiaries are largely dependent, through the encouragement of stock ownership in the Company by such directors and employees.

2.    DEFINITIONS. As used herein, the following terms

      (a)   "Board" shall mean the Board of Directors of the Company.

      (b) "Committee" shall mean the Personnel Committee appointed by the Board pursuant to Section 13 hereof. The Committee shall exercise such authority and have such responsibility (presently designated as the Board authority and responsibility under this plan), as the Board shall delegate in writing. Any authority not so designated shall be retained by the Board.

      (c)   "Director" shall mean a member of the Board.

      (d) "Incentive Stock Option" shall mean an incentive stock option as defined in section 422A of the Internal Revenue Code.

      (e) "Internal Revenue Code" shall mean the Internal Revenue Code of 1954, as amended from time to time.

      (f) "Non-Statutory Stock Option" shall mean an Option which is not an Incentive Stock Option and which is not entitled to special tax treatment under
Section 422A of the Internal Revenue Code.

      (g) "Option" (when capitalized) shall mean any option granted under this plan.

      (h) "Optionee" shall mean a person to whom a stock option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

      (i) "Plan" shall mean this 1998 Stock Option Plan for Trinity Capital Corporation.

      (j) "Share(s)" shall mean a share or shares of the common stock, par value $1.00 per share, of the Company.

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      (k)   "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3.    SHARES AND OPTIONS.

      (a) The Company may grant to Optionees from time to time Options to purchase an aggregate of up to 100,000 Shares from Shares held in the Company's treasury or from authorized and unissued Shares. If any Option granted under the Plan shall terminate, expire, or be canceled as to any Shares, new Options may thereafter be granted covering such Shares. Options granted hereunder shall be Non-Statutory Stock Options and each Option shall clearly state that it is a Non-Statutory Stock Option.

4.    CONDITIONS FOR GRANT OF OPTIONS.

      (a) Each Option shall be evidenced by an Option agreement which may contain any term deemed necessary or desirable by the Committee, provided such terms are not inconsistent with this Plan or any applicable law. Optionees shall be those persons selected by the Board from the specific classes of employees of the Company and of any Subsidiary.

      (b) In granting Options, the Board shall take into consideration the contribution the person has made or may make to the success of the Company or its Subsidiaries and such other factors as the Committee shall determine. The Board shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company and its Subsidiaries with regard to these matters. The Board may from time to time in granting Options under the Plan prescribe such other terms and conditions concerning such Options as it deems appropriate, including, without limitation, relating an Option to achievement of specific goals established by the Board or to continued employment of the Optionee for a specified period of time, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein.

      (c) The Options granted to employees under this Plan shall be in addition to regular salaries, pension, life insurance or other benefits related to their employment with the Company or its Subsidiaries. Neither the Plan nor any Option granted under the Plan shall confer upon any person any right to continuance of employment by the Company or it Subsidiaries.

      (d) The Board in its sole discretion shall determine in each case whether periods of leaves of absence, military or government service shall constitute a continuation of employment for the purposes of this Plan or any Option.

5. OPTION PRICE. The option price per Share of any Option shall be any price determined by the Board.

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6.    EXERCISE OF OPTION.  An Option shall be deemed exercised when (i) the
Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made, and (iii) arrangements which are satisfactory to the Board in its sole discretion have been made for the Optionee's payment to the Company of the amount which the Board determines to be necessary for the Company or Subsidiary employing the Optionee to withhold in accordance with applicable income tax withholding requirements, if any. Unless further limited by the Board in any Option, the option price of any Shares purchased shall be paid solely in cash, by certified or cashier's check, by money order, with Shares (but with Shares only if permitted by any Option agreement or otherwise permitted by the Board in its sole discretion at the time of exercise) or by a combination of the above; provided, however, that the Board in its sole discretion may accept a personal check in full or partial payment of any Shares. The Company in its sole discretion, may lend money to an Optionee, guarantee a loan to an Optionee, or otherwise assist an Optionee to obtain the cash necessary to exercise all or a portion of an Option granted hereunder.

7. EXERCISABILITY OF OPTIONS. Any Option shall become exercisable in such amounts, at such intervals and upon such terms as the Board shall provide in such Option, except as otherwise provided in this Section 7.

      (a) The expiration date of an Option shall be determined by the Board at the time of grant, but in no event shall an Option be exercisable after the expiration of ten (10) years from the date of grant of the Option.

      (b) The Board may in its sole discretion accelerate the date on which any Option may be exercised.

      (c)   One-third of the Option will vest annually each year.

      (d) All Options granted under the Plan shall immediately vest to the Optionee and may be exercised in accordance to the provisions of this Plan.

8.    TERMINATION OF OPTION PERIOD.

      (a) Except as otherwise provided in the Plan, the unexercised portion of any Option shall terminate at such times and upon such conditions as the Board shall provide in such Option.

      (b) The Board in its sole discretion may by giving written notice ("cancellation notice") cancel, effective upon the date of the consummation of any corporate transaction described in Subsection 8(c), any Option which remains unexercised on such date. Such cancellation notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after shareholder approval of such corporation transaction.

      (c) The consummation of the following corporate transactions or any other event specified in any Option Agreement shall give the Board power to cancel any option pursuant to Subsection 8(b):

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            (i)   if the Shareholders of the Company shall approve a plan of merger, consolidation, reorganization, liquidation or dissolution in which The Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

            (ii) if the shareholders of the company shall approve a plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned).

9.    ADJUSTMENT OF SHARES.

      (a) If any time while the Plan is in effect or unexercised Option are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then is such event:

            (i) appropriate adjustment shall be made in the maximum number of shares then subject to being optioned under the Plan, so that the same proportion of the Company's issued and outstanding Shares shall continue to be subject to being optioned; and

            (ii) appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same proportion of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

      (b) The Board may change the terms of Options outstanding under the Plan, with respect to the option price of the number of Share subject to the Options, or both, when, in the Board's sole discretion, such adjustments become appropriate by reason of corporate transaction.

      (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Company convertible in such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of or exercise price of Shares then subject to outstanding Options granted under the Plan.

      (d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of The Company to make, authorize or consummate (1) any or all adjustments, recapitalizations, reorganizations or other changes in The Company's capital structure or its business; (2) any merger of consolidation of The Company; (3) any issue by The Company of debt securities, or preferred or preference stock which would rank above the Shares subject to outstanding Options; (4) the dissolution or liquidation of The Company; (5) any sale, transfer or assignment of all or any part of the assets or business of The Company; or (6) any other corporate act or preceding, whether of similar character or otherwise.

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10.   NONTRANSFERABILITY OF OPTIONS.  Each Option shall provide that such Option shall not be transferable by the Optionee otherwise than by will or the law of descent and distribution; so long as an Optionee lives, only such Optionee or his guardian or legal representative shall have the right to exercise the Option.

11. ISSUANCE OF SHARES. As a condition of any sale or issuance of Shares under any Option, the Board may obtain such agreements or undertaking, if any as the Board may deem necessary or advisable to assure compliance with any such law or regulation.

12. NON-STATUTORY STOCK OPTIONS. Non-Statutory Stock Options shall be subject to all terms and provisions hereof except that each such Non-Statutory Stock Option (i) must be clearly designated as a Non-Statutory Stock Option, and (ii) may require Optionee's payment to the Company of the amount which the Committee reasonably determines to be necessary for the Company or any Subsidiary employing the Optionee to withhold in accordance with applicable income tax withholding requirements, if applicable.

13.   ADMINISTRATION OF THE PLAN.

      (a) The Plan shall be administered either by the Board, or if authority be delegated, by the Personnel Committee (herein called the "Committee") consisting of not less than three (3) members of the Board; provided, however, that if no Committee is appointed, the Board shall administer the Plan. Except for the powers set forth in Section 15, the Committee shall have all of the powers of the Board with respect to the Plan. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board and any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

      (b) The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of the Plan. The determinations and the interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive.

      (c) Any and all decisions or determinations of the Committee shall be either (i) by a majority vote of the members of the Committee at a meeting or
(ii) without a meeting by the written approval of a majority of the members of the Committee.

14.   INTERPRETATION.

      (a) If any provision of the Plan should be held invalid for any reason, such holding shall not affect the remaining provisions hereof, but instead the Plan shall be construed and enforced as if such provision had never been included in the Plan.

      (b)   This Plan shall be governed by the laws of the State of New Mexico.

      (c) Headings contained in the Agreement are for convenience only and shall in no manner be construed as part of the Plan.

      (d) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

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15.   AMENDMENT AND DISCONTINUATION OF THE PLAN. The Committee, subject to the approval of the Board, may from time to time amend the Plan or any Option; provided, however, that [except to the extent provided in Section 9] no such amendment may (a) without approval by the Directors of the Company increase the number of Shares reserved for Options or change the class of employees eligible to receive Options [this part (a) shall apply only if the Plan is approved by the Directors prior to such amendment], (b) permit the granting of Options which expire beyond the maximum 10-year period described in Section 7{a), or (c) extend the termination date of the Plan as set forth in Section 17; and provided, further, that [except to the extent provided in Section 8] no amendment or suspension of the plan or any Option issued hereunder shall substantially impair any Option, previously granted to any Optionee without the consent of such Optionee.

16. EFFECTIVE DATE AND TERMINATION DATE. The effective date of the Plan is the date on which the Board adopts this plan, unless otherwise provided by the Board at the time of such adoption, and the Plan shall terminate on the tenth anniversary of the effective date.

17. REPRESENTATION BY OPTIONEE AND STOCK LEGENDS. The Company shall be under no obligation to issue the Shares covered by this option unless the Optionee:

      (a) shall warrant to the Company, at the time of such exercise, that he is acquiring the Shares to be issued to him/her for investment and not with a view to, or for sale in connection with, the distribution of any such shares; and such Optionee shall be bound by the provisions of the following legends (or such other similar legends as the Company deems appropriate) which shall be endorsed upon the certificate or certificates evidencing the shares issued by the Company pursuant to such exercise:

      "The shares of stock of the Company represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act") or registered or qualified under the securities law of any state, and the holder hereof cannot make any sale or other transfer of any shares of such stock except pursuant to an offering of such shares duly registered under the Act, and registered or qualified under such circumstances as in the opinion of counsel for or satisfactory (satisfactory both as to counsel and the opinion) to the Company, at the time, shall not require registration under the Act and/or registration or qualification under any applicable state securities laws. Also the shares represented by this certificate are "restricted securities" within the meaning of Rule 144 promulgated by the Securities And Exchange Commission under the Act and may be subject to the limitations and reporting requirement of said rule upon resale or other disposition thereof."

      (b) shall make such representations or warranties or be in such circumstances and bound by such legends endorsed upon the share certificates as are, in the opinion of the Company, necessary or appropriate to comply with the provisions of any securities law deemed by the company to be applicable to the issuance of the Shares;

                                   End of Plan

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